UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2008

SYNCHRONOSS TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52049	06-1594540
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

750 Route 202 South, Suite 600, Bridgewater, New Jersey		08807
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(866) 620-3940

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

After the market close on June 9, 2008, AT&T announced the expansion of its relationship with Apple relative to the much anticipated launch of the 3G Apple iPhone. Synchronoss will continue our relationship with AT&T as it relates to the activation and provisioning of Apple iPhones. However, Synchronoss will not participate in the on-site, retail store activations associated with the 3G iPhone, which was already taken into consideration when we provided our revised financial outlook on our first quarter 2008 financial results conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

June 10, 2008	By:	/s/Stephen G. Waldis

Name: Stephen G. Waldis
Title: Chairman of the Board of Directors, President and Chief Executive Officer